                                                                   EXHIBIT 10.30


(Document Preparation Only)
This Instrument Prepared By:
Thomas D. Wright, Esquire
340 North Causeway
New Smyrna Beach, FL  32169

THIS IS A BALLOON SECOND MORTGAGE AND THE FINAL PAYMENT OR THE BALANCE DUE UPON MATURITY IS $94,883.35, TOGETHER WITH ACCRUED INTEREST AND FEES, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

                                    MORTGAGE

         Executed this 30th day of November, 2000, by

BEACHSIDE COMMONS I, INC., A FLORIDA CORPORATION,
Whose post office address is 2900 Atlantic Avenue, Fernandina Beach, Florida 32034, hereinafter called the mortgagor, to

EMISSIONS TESTING, INC., A GEORGIA CORPORATION, whose post office address is 400 Colony Park, Building 104, Suite 600, Cumming, Georgia 30041, hereinafter called the mortgagee:

         WITNESSETH, that as security for the performance and compliance with each and every the agreements, stipulations, conditions and covenants of this mortgage and the note, a copy of which is attached hereto as Exhibit A, and for good and valuable considerations, and also in consideration of the aggregate sum named in the said note, the mortgagor hereby grants, bargains, sells, aliens, remises, conveys and confirms unto the mortgagee all the certain land of which the mortgagor is now seized and in possession situate in Nassau County, Florida, to have and to hold the same, together with the tenements, hereditaments and appurtenances thereto belonging, and the rents, issues and profits thereof in fee simple, viz:

         See attached Exhibit B for legal description

And the mortgagor hereby covenants and agrees:

         1. This is a SECOND BALLOON MORTGAGE.

         2. That the mortgagor is indefeasibly seized of said land in fee simple; that the mortgagor has good right and lawful authority to convey said land as aforesaid; that the mortgagor will make such further assurances to perfect the fee simple title to said land in the mortgagee as may reasonably be required; that the mortgagor, except as above noted, fully warrants the title to said land and will defend the same against the lawful claims of all persons whomsoever; and that said title is free and clear of all encumbrances except as above noted.

         3. In the event mortgagor is in default in any payment or condition stipulated in any prior mortgage encumbering the subject property, such shall constitute a default of this mortgage and the entire sum secured by this mortgage shall become immediately due and payable at the option of the mortgagee. Mortgagee, without waiving the option to foreclose, may make such payments or perform such conditions so as to maintain said prior mortgage without default, and such payments shall bear interest from date paid at the highest lawful rate then allowed in the State of Florida. Mortgagor shall not request, obtain, or in any manner alter the terms of any prior mortgage, or increase or extend the obligations due under any said mortgage, or obtain an additional advance, and should mortgagor do so, then such shall constitute a default of this mortgage and the entire sum secured by this mortgage shall become immediately due and payable at the option of the mortgagee.

         4. If all or any part of the subject property, or an interest therein, is sold or transferred (or if a beneficial interest in mortgagor is sold or transferred and mortgagor is not a natural person) by mortgagor without mortgagee's prior written consent, mortgagee may, at mortgagee's option, require immediate payment in full of all sums secured by this instrument. If mortgagee exercises this option, mortgagee shall give mortgagor notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which mortgagor must pay all sums secured by this security instrument. If mortgagor fails to pay these sums prior to the expiration of this period, mortgagee may invoke any remedies permitted by this security instrument without further notice or demand on mortgagor.

         5. If at any time, all or any portion of the property encumbered by this mortgage shall be taken or damaged by condemnation proceedings under the power of eminent domain, all compensation awarded or otherwise paid shall be paid directly to the mortgagee and applied on the indebtedness secured hereby.

         6. To pay all and singular the principal and interest and other sums of money payable by virtue of said note and this mortgage, or either, promptly on the days respectively the same severally come due; to pay all and singular the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature on said described property, and if the same be not promptly paid the said mortgagee may at any time pay the same without waiving or affecting the option to foreclose or any right hereunder; and to pay all and singular the costs, charges and expenses, including attorney's fees, reasonably incurred or paid at any time by said mortgagee because of the failure on the part of mortgagor to perform, comply with and abide by each and every the stipulations agreements, conditions and covenants of said note and this mortgage. In the event mortgagor fails to pay when due by the terms hereof any tax, assessment, insurance premiums, prior mortgage payment or obligation or other sum of money payable by virtue of the terms of this mortgage or the note it secures, the mortgagee at his option may pay same, without waiving or affecting the right or option to foreclose or any other right hereunder, and such payments shall bear interest from date paid at the highest lawful rate then allowed in the State of Florida.

         7. To keep the buildings now or hereafter on said land insured against damage by fire, lightning, flood, windstorm or other casualty, in a sum not less than the sum secured by this mortgage, or full insurable value if it be greater than said sum, in a company or companies satisfactory to mortgagee, and the policy or policies held by and payable to mortgagee, and in the event any sum of money becomes payable under such policy or policies, the mortgagee shall have the option to receive and apply the same on account of the indebtedness hereby secured or to permit the mortgagor to receive and use it, or any part thereof, for other purposes, without thereby waiving or impairing any equity lien or right under or by virtue of this mortgage, and may place and pay for such insurance or any part thereof, without waiving or affecting the option to foreclose or any right hereunder.

         8. To permit, commit or suffer no waste, impairment or deterioration of said property or any part thereof, and complete forthwith any improvements which may now or hereafter be under course of construction hereon.

         9. If any of said sums of money herein referred to be not promptly and fully paid within 30 days if a first mortgage, and 15 days if not a first mortgage, next after the same severally become due and payable, or if each and every the stipulations, agreements, conditions and covenants of said note and this mortgage or either, are not duly performed, complied with and abided by, the said aggregate sum mentioned in said note shall become due and payable forthwith or thereafter at the option of the mortgagee, as fully and completely as if the said aggregate sum mentioned in said note was originally stipulated to be paid on such date, anything in said note or herein to the contrary notwithstanding.

         10. This mortgage lien shall extend to and include all rents and profits of the mortgaged property. The mortgagee may, at any time while a suit is pending to foreclose or to reform this mortgage or to enforce any claims arising hereunder, apply to the court having jurisdiction thereof for the appointment of a receiver, and such court shall forthwith appoint a receiver of the premises and all other property hereby, including all and singular the income, profits, rents, issues and revenues from whatever source derived, and such receiver shall have all the broad and effective functions and powers in anywise entrusted by a court to receiver and such appointment shall be made by such court as an admitted equity and a matter of absolute right to said mortgagee, and without reference to the adequacy or inadequacy of the value of the property mortgaged or to the solvency or insolvency of said mortgagor or the defendants, and such income, profits, rents, issues and revenues shall be applied by such receiver according to the lien of this mortgage and the practice of such court. Mortgagor hereby assigns to mortgagee the rents of the mortgaged property and any interest thereon as security for repayment of the note secured by this mortgage.

         11. Failure by mortgagee to exercise any of the rights or options herein provided shall not constitute a waiver of any rights or options under said note or this mortgage accrued or thereafter accruing.

         12. The lien hereby created shall cease and become null and void upon payment in full of the indebtedness secured by this mortgage and upon the full and complete performance of all the covenants and agreements contained in this mortgage and the note which it secures.

         IN WITNESS WHEREOF, the said mortgagor has hereunto signed and sealed these presents the day and year first above written.

THIS IS A BALLOON SECOND MORTGAGE AND THE FINAL PAYMENT OR THE BALANCE DUE UPON MATURITY IS $94,883.35, TOGETHER WITH ACCRUED INTEREST AND FEES, IF ANY, ALL ADD ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.


Signed, sealed and delivered              BEACHSIDE COMMONS I, INC.
In the presence of:                       A Florida Corporation


/s/ Rich Parlontieri                      By: /s/ Gerald F. Sullivan
--------------------------------             ---------------------------------
First Witness                                 GERALD F. SULLIVAN, as President
Printed Name: Rich Parlontieri
             -------------------

/s/ Thomas J. Stalzer
--------------------------------
Second Witness
Printed Name: Thomas J. Stalzer
             -------------------


STATE OF Georgia
         -----------------------
COUNTY OF Forsyth
         -----------------------


         I hereby certify that on this day before me, an officer duly qualified to take acknowledgments, personally appeared GERALD F. SULLIVAN, AS PRESIDENT OF BEACHSIDE COMMONS I, INC., A FLORIDA CORPORATION, to me personally known to be the person described in, or who produced a Georgia Drivers' Lic. as identification, and who executed the foregoing instrument and acknowledged before me the execution of same upon authority duly vested in him by said corporation.

         Witness my had and official seal in the County and State last aforesaid this 30th day of November, 2000.



/s/ Karen Vickers                         My commission expires: 3/15/2003
Notary Public                                               Forsyth Co. GA
Printed Name: Karen Wily-Vickers
             ---------------------

                                    EXHIBIT A

                                   Page 1 of 2



                                 PROMISSORY NOTE


FOR VALUE RECEIVED, the undersigned promises to pay to the order of Emissions Testing, Inc the sum of ninety four thousand eight hundred and eighty three and 35/100 ($94,883.35) with annual interest of 12% on any unpaid balance. Additionally a fee of two percent (2%) of the amount advanced shall be paid at maturity.

This note shall be due and payable, together with all interest and fees due thereon, on August 2, 2000. Should the note not be paid in full by the maturity date the interest shall become eighteen percent (18%) from that date until paid in full. Additionally, in event of default the holder of the note is entitled to the collection of attorney fees and other costs in accordance with laws of the State of Georgia in the event that such services are needed in the collection of this note.

The note may be prepaid, in full or in part, at any time prior to maturity without penalty. All payments shall be first applied to interest and the balance to principal.


Signed this 2nd day of June, 2000.

Signed in the presence of:


/s/ Karen Wily-Vickers                    Beachside Commons 1, LLC
------------------------------
Witness                                   By: /s/ Gerald F. Sullivan
                                             --------------------------------
                                                 Gerald F. Sullivan,
                                                 Manager

                       FIRST AMENDMENT TO PROMISSORY NOTE


     This First Amendment to Promissory Note (the "Amendment") entered into by Beachside Commons I, Inc. ("Beachside") for the benefit of eMissions Testing, Inc. as of June 2, 2000.

                              W I T N E S S E T H:

     WHEREAS, Beachside executed that certain Promissory Note for the benefit of eMissions as of June 2, 2000;

     WHEREAS, the Promissory Note was executed by Gerald F. Sullivan, the Manager of Beachside;

     WHEREAS, Beachside was erroneously identified within the Promissory Note as Beachside Commons I, LLC;

     WHEREAS, Beachside now wishes to amend the Promissory Note to correctly identify Beachside as the borrower under the Promissory Note;

     NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements contained herein, and the good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Beachside hereby agrees:

     1. All references to the borrower, also known as the "undersigned", identified in the Promissory Note shall be amended by replacing the party "Beachside Commons I, LLC" with the party "Beachside Commons I, Inc."

     2. This Amendment is governed by and shall be construed and enforced in accordance with the laws of the State of Georgia.

     Duly executed and delivered by Beachside as of the June 2, 2000.


                                     Beachside Commons I, Inc.

                                     By: /s/ Gerald F. Sullivan
                                         ------------------------------
                                     Name: Gerald F. Sullivan
                                          -----------------------------
                                     Title:   Manager
                                           ----------------------------

                                    EXHIBIT B

                                   Page 2 of 2



PARCEL 1

A portion of Lots 10 and 11, Supplementary Plat of Amelia Island Lighthouse Reservation, Fernandina Beach, Florida, according to plat thereof recorded in the public records of Nassau County, Florida, in Plat Book 2, page 24, being more particularly described as follows:

For a point of reference commence at the northwest corner of Lot 8 of said Amelia Island Lighthouse Reservation, said corner being on the easterly right of way of South Fletcher Avenue (State Road A-1-A) and the southerly right of way of Atlantic Avenue, thence proceeding in an easterly direction along the northerly line of Lot 8, Lot 9 and Lot 10 South 82 degrees 11 minutes 02 seconds east a distance of 121.54 feet to the point of beginning; thence continue south 82 degrees 11 minutes 02 seconds east along the north line of Lots 10 and 11 a distance of 53.44 feet to the northeast corner of said Lot 11; thence south 08 degrees 55 minutes 33 seconds west along the east line of said Lot 11, a distance of 104.84 feet to a point; thence north 82 degrees 00 minutes 30 seconds west a distance of 44.08 feet to a point; thence north 08 degrees 13 minutes 45 seconds east a distance of 20.90 fee to a point; thence north 81 degrees 43 minutes 27 seconds west 7.26 feet to a point; thence north 07 degrees 39 minutes 44 seconds east 83.73 feet to the point of beginning.

PARCEL 2

A portion of Lots 8 and 9, Supplementary Plat of Amelia Island Lighthouse Reservation, Fernandina Beach, Florida, according to plat thereof recorded in the public records of Nassau County, Florida, in Plat Book 2, page 24, being more particularly described as follows:

Beginning at the northwest corner of Lot 8, said corner being on the easterly right of way of South Fletcher Avenue (State Road A-1-A) and the southerly right of way of Atlantic Avenue, thence proceeding in an easterly direction along the northerly line of said Lot 8 and 9 south 82 degrees 11 minutes 02 seconds east a distance of 57.00 feet to a point; thence proceeding south 07 degrees 43 minutes 09 seconds west a distance of 83.21 feet to a point; thence proceeding north 81 degrees 43 minutes 27 seconds west a distance of 4.70 feet to a point; thence proceeding south 08 degrees 34 minutes 45 seconds west a distance of 21.11 feet to a point; thence proceeding north 81 degrees 40 minutes 25 seconds west a distance of 54.17 feet to the westerly line of said lot 8 and the easterly right of way of South Fletcher Avenue (State Road A-1-A); thence proceeding in a northerly direction along the westerly line of said Lot 8 and the easterly right of way of South Fletcher Avenue north 08 degrees 55 minutes 18 seconds east a distance of 103.81 feet to the point of beginning.

PARCEL 3

A portion of Lots 9 and 10, Supplementary Plat of Amelia Island Lighthouse Reservation, Fernandina Beach, Florida, according to plat thereof recorded in the public records of Nassau County, Florida, in Plat Book 2, page 24, being more particularly described as follows:

For a point of reference commence at the northwest corner of Lot 8 of said Amelia Island Lighthouse Reservation said corner being on the easterly right of way of South Fletcher Avenue (State Road A-1-A) and the southerly right of way of Atlantic Avenue, thence proceeding in an easterly direction along the southerly line of said Atlantic Avenue and the northerly line of Lot 8, Lot 9 and Lot 10 south 82 degrees 11 minutes 02 seconds east a distance of 57.00 feet to the point of beginning; thence continue south 82 degrees 11 minutes 02 seconds east along said southerly right of way line, a distance of 64.54 feet to a point; thence south 07 degrees 39 minutes 44 seconds west a distance of 83.73 feet to a point; thence north 81 degrees 43 minutes 27 seconds west a distance of 64.62 feet to a point; thence north 07 degrees 43 minutes 09 seconds east a distance of 83.21 feet to the point of beginning.

PARCEL 4

A portion of Lot 15 and a portion of Lots 8, 9, 10 and 11, Supplementary Plat of Amelia Island Lighthouse Reservation, Fernandina Beach, Florida, according to plat thereof recorded in the public records of Nassau County, Florida, in Plat Book 2, page 24, being more particularly described as follows:

Begin at the southwest corner of said Lot 15 said point being located on the Easterly right of way line of South Fletcher Avenue; thence north 08 degrees 55 minutes 18 seconds east along said easterly right of way line a distance of 55 feet to a point; thence south 81 degrees 40 minutes 25 seconds east a distance of 54.17 feet to a point; thence north 08 degrees 34 minutes 45 seconds east, a distance of 21.11 feet to a point; thence south 81 degrees 43 minutes 27 seconds east a distance of 76.58 feet to a point; thence south 08 degrees 13 minutes 45 seconds west a distance of 20.90 feet to a point; thence south 82 degrees 00 minutes 30 seconds east a distance of 44.08 feet to a point; thence south 08 degree 55 minutes 33 seconds west, a distance of 2.23 feet to a point located on the northerly line of said Lot 15; thence south 82 degrees 08 minutes 51 seconds east along said north line of Lot 15, a distance of 91.00 feet to the northeast corner of said Lot 15; thence south 08 degrees 52 minutes 44 seconds west along the easterly line of said Lot 15 a distance of 52.08 feet to the southeast corner of said Lot 15; thence north 82 degrees 05 minutes 38 seconds west along the southerly line of said Lot 15 a distance of 266 feet to the point of beginning.


                                       8